AMENDMENT NUMBER 12
TO THE CANADIAN PACIFIC RAILWAY COMPANY PENSION PLAN
CONSOLIDATED AS AT JANUARY 1, 2009
AMENDMENTS EFFECTIVE JANUARY 1, 2015
Effective January 1, 2015,

1.	Delete paragraph 2.40.1 and replace it with the following:
“2.40.1 Pension Limit
“Pension Limit” for a year of Pensionable Service means

(a)	in respect a Member whose Last Date of Hire with the Company is prior to June 1, 2013:

(i)	while represented by the TCRC-RTE or the RCTC, $2,200; or

(ii)	while represented by Unifor, $2,050; or

(iii)	while a Management Employee or while represented by CPPA, IBEW, TCRC-MWED or USWA, $1,975.

(b)	in respect of a Member whose Last Date of Hire with the Company is on or after June 1, 2013 and prior to May 1, 2015:

(i)	while represented by Unifor, $2,050; or

(ii)	while represented by a Union other than Unifor, $1,715; or

(iii)	while a Management Employee, $1,715; and

(c)	in respect of a Member whose Last Date of Hire with the Company is on or after May 1, 2015, $1,715.

2.	Delete subparagraph 5.01(a.2) and replace it with the following:

“(a.2)
Where a Member’s Last Date of Hire with the Company is on or after June 1, 2013 and before May 1, 2015, the Member shall, in respect of periods of Unifor Service, contribute to the Fund in accordance with 5.01(a).”

3.	Delete subparagraph 5.01(e) and replace it with the following:

“(e)
(i)    For the purposes of subparagraphs 5.01(a), 5.01(c), and 5.01(d), as such subparagraphs refer to a period of Union Service prior to January 1, 2013 or to a period of Unifor Service prior to January 1, 2015, “Earnings” are limited to the product of fifty (50) and the Defined Benefit Limit for the year in which the contribution is to be made.

(ii)
For the purposes of subparagraph 5.01(a), as such subparagraph refers to a period of Management Service prior to January 1, 2013, "Base Earnings" are limited to the product of fifty (50) and the Defined Benefit Limit for the year in which the contribution is to be made.

(iii)
For the purposes of subparagraphs 5.01(a), 5.01(c), and 5.01(d), as such subparagraphs refer to a period of Union Service other than Unifor Service on or after January 1, 2013 or to a period of Unifor Service on or after January 1, 2015, “Earnings” are limited to the product of fifty (50) and the Pension Limit for the year in which the contribution is to be made.

(iv)
For the purposes of subparagraph 5.01(a), as such subparagraph refers to a period of Management Service on or after January 1, 2013, "Base Earnings" are limited to the product of fifty (50) and the Pension Limit for the year in which the contribution is to be made.”

4.	Delete subparagraph 8.01(d) and replace it with the following:

“(d)
(i)    Notwithstanding subparagraph 8.01(b), if a Member’s Last Date of Hire with the Company is on or after June 1, 2013, then the percentage 1.8% in the table in subparagraph 8.01(b) in respect of Union Service that is not Unifor Service is replaced with 1.7%.

(ii)
Notwithstanding subparagraph 8.01(b), if a Member’s Last Date of Hire with the Company is on or after May 1, 2015, then the percentage 1.8% in the table in subparagraph 8.01(b) in respect of Unifor Service is replaced with 1.7%.”

5.	Delete paragraphs 8.08 and 8.09 and replace those paragraphs with the following:

“8.08	Application of Pension Limit – Past Service
Notwithstanding subparagraphs 8.01(b), 8.01(c), and 8.01(d):

(a)
For any Member who, on June 1, 2013, is represented by the TC/USWA, TCRC-MWED, CPPA, IBEW, TCRC-RTE or the RCTC, or is a Management Employee, the portion of such Member’s annual pension in respect of all of the Member’s Pensionable Service prior to June 1, 2013, calculated at the Member’s Date of Cessation of Membership, shall not exceed the product of the Member’s Pensionable Service for such period and the Pension Limit applicable to the Member on June 1, 2013.

(b)
For any Member who, at June 1, 2013, is represented by Unifor and who, at a subsequent date (referred to as the “transfer date” in this subparagraph 8.08(b) and in subparagraph 8.08(d) and paragraph 8.09) that is prior to May 1, 2015, becomes represented by the TC/USWA, TCRC-MWED, CPPA, IBEW, TCRC-RTE or the RCTC, or becomes a Management Employee, the portion of such Member’s annual pension in respect of all of the Member’s Pensionable Service prior to the transfer date, calculated at the Member’s Date of Cessation of Membership, shall not exceed the product of the Member’s Pensionable Service for such period and the Pension Limit applicable to the Member on the transfer date.

(c)
For any Member who, at June 1, 2013, is represented by Unifor and who continues to be represented by Unifor throughout the period ending May 1, 2015, the portion of such Member’s annual pension in respect of all of the Member’s Pensionable Service prior to May 1, 2015, calculated at the Member’s Date of Cessation of Membership, shall not exceed the product of the Member’s Pensionable Service for such period and the Pension Limit applicable to the Member on May 1, 2015.

(d)	Notwithstanding subparagraphs (a) through (c), if,

(i)	at June 1, 2013, for a Member described in subparagraph (a), or

(ii)	at the transfer date, for a Member described in subparagraph (b), or

(iii)	at May 1, 2015, for a Member described in subparagraph (c),
such Member’s

(A)
Pension Accrued for all Pensionable Service prior to such date, calculated using such date as the Member’s Date of Cessation of Membership and using the Member’s Highest Plan Earnings and the Average Year’s Maximum Pensionable Earnings at that date, but subject to application of paragraph 8.06 and paragraph 8.07 to the amount so calculated, exceeds

(B)	the product of the applicable Pension Limit and the Member’s Pensionable Service at that date, then the portion of such Member’s annual pension in respect of all of the Member’s Pensionable Service prior to such date shall be the amount referred to in clause (A).

8.09	Application of Pension Limit – Future Service
Notwithstanding subparagraphs 8.01(b), (c) and (d), the portion of the Member’s annual pension calculated at the Member’s Date of Cessation of Membership in respect of periods of Pensionable Service in Canada on or after:

(a)	June 1, 2013, for a Member described in subparagraph 8.08(a), or

(b)	the transfer date (as defined in subparagraph 8.08(b)), for a Member described in subparagraph 8.08(b), or

(c)	May 1, 2015, for a Member described in subparagraph 8.08(c), shall not exceed the product of (A) and (B), where:

(A)	is the Member’s Pensionable Service in such periods, and

(B)	is the applicable Pension Limit.”